NON-QUALIFIED STOCK OPTION AGREEMENT
                                (Corrected Form)

     This Non-Qualified Stock Option Agreement is made as of this 7th day of January, 1999 (which date is hereinafter referred to as the "Date of Grant") by and among MICROTEST, INC., a Delaware corporation (hereinafter referred to as the "Company") and Vincent Hren (hereinafter referred to as "Officer").

                                    RECITALS

     A. From time to time, the Company grants stock options to key employees and officers of the Company as an incentive to encourage key employees and officers to remain in its employment and to enhance the ability of the Company to attract new employees and officers whose services are considered unusually valuable by providing an opportunity to have a proprietary interest in the success of the Company; and

     B. The Compensation Committee (the "Committee") of the Company's Board of Directors believes that the granting of the Option herein described to Officer is consistent with the stated purposes for the grant of a stock option;

     NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Officer agree as follows:

     1. Grant of Option. The Company hereby grants to Officer the right and option (hereinafter referred to as the "Option") to purchase an aggregate of 200,000 shares (such number being subject to adjustment as provided in paragraph number 12 hereof) of Microtest Common Stock (the "Stock") on the terms and conditions herein set forth. This Option may be exercised in whole or in part and from time to time only to the extent the Option is vested and as hereinafter provided.

     2. Vesting. Subject to paragraph 13 below, the Option shall vest as follows:

          (a) One-third of the shares shall vest twelve (12) months after the Date of Grant;

          (b) One-third of the shares shall vest twenty-four (24) months after the Date of Grant;

          (c) One-third of the shares shall vest thirty-six (36) months after the Date of Grant;

     3. Purchase Price. The price at which Officer shall be entitled to purchase the Stock covered by the Option shall be $2.9375 per share (the Fair Market Value on the Date of Grant).

     4. Term of Option. The Option hereby granted shall be and remain in force and effect for a period of ten (10) years from the Date of Grant, through and including the normal close of business of the Company on January 7, 2009 (hereinafter referred to as the "Expiration Date"), subject to earlier termination as provided in paragraphs 8 and 9 hereof.

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     5.  Exercise of Option.  The Option may be exercised by Officer at any time and from time to time on or after twelve (12) months and one day after the Date of Grant, and through the Expiration Date as to all or any part of the shares of the Stock then vested by delivery to the Company of written notice of exercise and payment of the purchase price as provided in paragraphs 5 and 6 hereof.

     6. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by timely delivery to the Company of written notice, which notice shall be effective on the date received by the Company (the "Effective Date"). The notice shall state Officer's election to exercise the Option, the number of shares in respect of which an election to exercise has been made, the method of payment elected (see paragraph 7 hereof), the exact name or names in which the shares will be registered and the Social Security number of Officer. Such notice shall be signed by the Officer and shall be accompanied by payment of the purchase price of such shares. In the event the Option shall be exercised by a person or persons other than Officer pursuant to paragraph 9 hereof, such notice shall be signed by such other person or persons and shall be accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Option. All shares delivered by the Company upon exercise of the Option as provided herein shall be fully paid and nonassessable upon delivery.

     7. Method of Payment for Options. Payment for shares purchased upon the exercise of the Option shall be made by the Officer in cash or such other method permitted by the Committee in its sole discretion, including (i) tendering shares, (ii) surrendering a stock award valued at Fair Market Value on the date of surrender, (iii) authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a stock option and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise, or (iv) any combination of the above. For purposes of this Agreement, "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property as determined by the Committee in its discretion, under one of the following methods: (i) the average of the closing bid and asked prices for the Stock as reported on any national securities exchange on which the Stock is then listed (which shall include the Nasdaq National Market) for that date or, if no prices are so reported for that date, such prices on the next preceding date for which closing bid and asked prices were reported; or
(ii) the price as determined by such methods or procedures as may be established from time to time by the Committee.

     8. Termination of Services. In the event that Officer's services are terminated by the Company for any reason other than for Cause, as defined below, then Officer may at any time within three (3) months next succeeding the effective date of such termination (or such later date as the Committee may determine) exercise the Option to the extent that Officer was entitled to exercise the Option at the date of termination, provided that in no event shall the Option, or any part thereof, be exercisable after the Expiration Date. If Officer's services are terminated for Cause, the Option shall lapse at the time of such termination. For purposes of this Agreement, "Cause" means if the Committee, in its reasonable and good faith discretion, determines that Officer
(i) has  developed or pursued  interests  substantially  adverse to the Company,
(ii) materially breached any employment, engagement or confidentiality agreement or otherwise failed to satisfactorily discharge his or her duties, (iii) has not devoted all or substantially all of his or her business time, effort and attention to the affairs of the Company (or such lesser amount as has been agreed to in writing by the Company), (iv) is convicted of a felony involving moral turpitude, or (v) has engaged in activities or omissions that are detrimental to the well-being of the Company.

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     9. Disability or Death of Officer.  In the event of the disability or death of Officer, the Option may be executed to the extent that Officer was entitled to exercise it at the time of such event, provided that in no event shall the Option, or any part thereof, be exercisable after the Expiration Date. The Option may be exercised at any time within 12 months (or such later date as the Committee may determine), by, as applicable, the Officer, the Officer's legal representative or representatives, by the person or persons entitled to do so under Officer's last will and testament or, if the Officer fails to make a testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and
distribution.   The  Committee   shall  have  the  right  to  require   evidence
satisfactory to it of the rights of any person or persons seeking to exercise the Option under this paragraph 9 to exercise the Option. The term "Disability" shall mean any illness or other physical or mental condition of Officer which renders the Officer incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of Officer's condition.

     10. Nontransferability. The Option granted by this Option Agreement shall be exercisable only during the term of the Option provided in paragraph 4 hereof and, except as provided in paragraphs 8 and 9 above, only by Officer during his lifetime and while an Officer of the Company. No right or interest of Officer in the option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of Officer to any other party other than the Company.

     11. Delivery of Shares. No shares of Stock shall be delivered upon exercise of the Option until (i) the purchase price shall have been paid in full in the manner herein provided; (ii) applicable taxes required to be withheld have been paid or withheld in full; (iii) approval of any governmental authority required in connection with the Option, or the issuance of shares thereunder, has been received by the Company; and (iv) if required by the Committee, Officer has delivered to the Committee an Investment Letter in form and content satisfactory to the Company as provided in paragraph 14 hereof.

     12. Adjustments. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to the Option shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, there shall be substituted for each such share of Stock then subject to the Option the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to the Option.

     13. Change of Control. Upon a Change of Control the Option shall vest and become fully exercisable. For purposes of this Agreement, "Change in Control" means and includes each of the following: (i) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving entity, or pursuant to which Stock would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of the Company's Stock immediately prior to the merger have the same proportionate ownership of beneficial interest of common stock or other voting securities of the surviving entity immediately after the merger; (ii) there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of assets or earning power aggregating more than 40% of the assets or earning power of the Company and its subsidiaries (taken as a whole); (iii) the shareholders of the Company shall

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approve any plan or proposal for liquidation or dissolution of the Company; (iv)
any person (as such term is used in Sections  13(d) and 14(d)(2) of the Exchange
Act) other than any employee benefit plan of the Company or any subsidiary of the Company or any entity holding shares of capital stock of the Company for or pursuant to the terms of any such employee benefit plan in its role as an agent or trustee for such plan, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 20% or more of the Company's outstanding  Stock  or any  beneficial  owner  of 20% or more  of the  Company's outstanding Stock as of the Effective Date of the Microtest, Inc. Long-Term Incentive Plan shall become the beneficial owner of 50% or more of the Company's
outstanding   Stock;  or  (v)  during  any  period  of  two  consecutive  years, individuals who were directors of the Company at the beginning of such period shall fail to constitute a majority of the Company's Board of Directors, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     14. Securities Act. The Company shall have the right, but not the obligation, to cause the shares of Stock issuable upon exercise of the Option to be registered under the appropriate rules and regulations of the Securities and Exchange Commission. The Company shall not be required to deliver any shares of Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations. The Committee may require that Officer, prior to the issuance of any such shares pursuant to exercise of the Option, sign and deliver to the Company a written statement ("Investment Letter") stating (i) that Officer is purchasing the shares for investment and not with a view to the sale or distribution thereof; (ii) that Officer will not sell any shares received upon exercise of the Option or any other shares of the Company that Officer may then own or thereafter acquire except either (a) through a broker on a national securities exchange or (b) with the prior written approval of the Company; and
(iii) containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the Securities Act of 1933 or other applicable federal or state securities laws and regulations. Such Investment Letter shall be in form and content acceptable to the Committee in its sole discretion. If shares of Stock or other securities issuable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933 or other applicable federal or state securities laws or regulations, such shares shall bear a legend restricting the transferability thereof, such legend to be substantially in the following form:

     "The shares represented by this certificate have not been registered or qualified under federal or state securities laws. The shares may not be offered for sale, sold, pledged or otherwise disposed of unless so registered or qualified, unless an exemption exists or unless such disposition is not subject to the federal or state securities laws, and the availability of any exemption or the inapplicability of such securities laws must be established by an opinion of counsel, which opinion and counsel shall both be reasonably satisfactory to the Company."

     15. Federal and State Taxes. Upon exercise of the Option, or any part thereof, Officer may incur certain liabilities for federal, state or local taxes and the Company may be required by law to withhold such taxes for payment to taxing authorities. Upon determination by the Company of the amount of taxes required to be withheld, if any, with respect to the shares to be issued pursuant to the exercise of the Option, Officer shall pay all Federal state and local tax withholding requirements by having the Company withhold Stock (to the extent that Stock is issued pursuant to the Award) having a Fair Market Value on the date that tax is to be determined equal to the tax otherwise required to be withheld.

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     16.   Administration.   This  Option   Agreement  shall  at  all  times  be
administered by the Committee and decisions of the majority of the Committee with respect thereto and to this Option Agreement shall be final and binding upon Officer and the Company.

     17. Obligation to Exercise. Officer shall have no obligation to exercise any option granted by this Agreement.

     18. Disclaimer of all Employment Terms. Officer acknowledges and agrees that: (i) he serves the Company at the discretion of Company's Board of Directors, and (ii) this Option Agreement in no way constitutes an employment agreement between Officer and Company, nor does he have such an agreement. Subject to the foregoing, Officer agrees to be bound by all employment policies and procedures of Company, including, but not limited to, the Company's Employee Handbook.

     19. Non-Competition. In consideration of this Option Agreement, Officer covenants and agrees that he will not, during the term of his employment with the Company and for one (1) year after any termination of his services, within any jurisdiction in which the Company does business:

          (a) Directly or indirectly participate or assist in the ownership, management, operation or control of any business similar to or competitive with Company; provided, however, that Officer may own, directly or indirectly, solely as an investment, securities of any person which are traded on any national securities exchange or in the over the counter market if Officer (x) is not a controlling person of, or a member of a group which controls, such person or (y) does not, directly or indirectly, own 1% or more of any class of securities of such person; or

          (b) Directly or indirectly solicit for employment any person who is, or within the six month period preceding the date of such solicitation was, an employee of Company; or

          (c) Call on or directly or indirectly solicit or divert or take away from Company any person, firm, corporation, or other entity who is a customer or supplier of Company.

     20. Confidentiality and Nondisclosure. It is understood that in the course of Officer's term of service with Company, Officer will become acquainted with Company Confidential Information. Officer recognizes that Company Confidential Information has been developed or acquired at great expense, is proprietary to Company, and is and shall remain the exclusive property of Company. Accordingly, Officer agrees that he will not, without the express written consent of Company, during Officer's term of service with Company and thereafter or until such time as Company Confidential Information becomes generally known, or readily ascertainable by proper means, by persons unrelated to Company, disclose to others, copy, make any use of, or remove from Company's premises any Company Confidential Information, except as Officer's duties for Company may specifically require. For purposes of this Agreement, "Company Confidential Information" shall mean confidential, proprietary information or trade secrets of Company including without limitation the following: (1) customer lists and customer information as compiled by Company, including customer orders, product usage, product volumes, pricing, customer technology, sale and contract terms and conditions, contract expirations, and other compiled customer information;
(2) Company's internal practices and procedures; (3) Company's financial condition and financial results of operation to the extent not generally available to the public; (4) supply of materials information, including sources and costs; (5) information relating

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to designs,  formulas,  developmental or experimental work, know-how,  products, processes, computer programs, source codes, data bases, designs, schematics, inventions, creations, original works of authorship, or other subject matter
related   to   Company's   research   and   development,   strategic   planning,
manufacturing,   engineering,   purchasing,   finance,   marketing,   promotion,
distribution, and selling activities, whether now existing, or acquired, developed, or made available anytime in the future to Company; (6) all information which Officer has a reasonable basis to consider confidential or which is treated by Company as confidential; and (7) any and all information having independent economic value to Company that is not generally known to, and not readily ascertainable by proper means by, persons who can obtain economic value from its disclosure or use. Officer acknowledges that such information is Company Confidential Information whether disclosed to or learned by Officer or
originated  by  Officer  during  employment  by  Company.   In  the  event  that
information is not clearly and obviously publicly available, all information about Company shall be presumed to be confidential.

     21. Reasonableness of Scope; Remedies. Officer acknowledges and agrees that a breach by Officer of the provisions of Sections 19 and 20 of this Agreement will cause Company irreparable injury and damage that cannot be reasonably or adequately compensated by damages at law. Officer further acknowledges and agrees that he has such skills and abilities that the provisions of this Sections 19 and 20 will not prevent him from earning a living. Officer expressly agrees that Company shall be entitled to injunctive or other equitable relief to prevent a threatened breach, breach or continued breach of Sections 19 or 20 hereof in addition to any other remedies legally available to it.

     22. Arbitration. Any dispute between the parties, whether arising out of or in connection with this Agreement, shall be determined by arbitration, which, other than the relief provided in Section 21 hereof, shall be the exclusive remedy of the parties. Any such dispute shall be submitted to and be resolved in accordance with the rules and regulations of the American Arbitration Association. The arbitration shall be held in Phoenix, Arizona. The arbitrators shall state in writing the reasons for the award. The arbitrators shall award compensatory damages to the prevailing party. The arbitrators shall have no authority to award consequential or punitive or statutory damages, and the parties hereby waive any claim to those damages to the fullest extent allowed by law.

     23. Governing Law. This Option Agreement shall be interpreted and administered under the laws of the State of Arizona without regard to conflict of law principles.

     24. Amendments. This Option Agreement may be amended only by a written agreement executed by the Company and Officer. The Company and Officer acknowledge that changes in federal tax laws enacted subsequent to the Date of Grant, and applicable to stock options, may provide for tax benefits to the Company or Officer. In any such event, the Company and Officer agree that this Option Agreement may be amended as necessary to secure for the Company and Officer any benefits that may result from such legislation. Any such amendment shall be made only upon the mutual consent of the parties, which consent (of either party) may be withheld for any reason.

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     IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed and Officer has hereunto set his or her hand as of the date first written above.


                                    MICROTEST, INC.


                                    By /s/ Dianne Walker
                                       --------------------------------------
                                       Chairman of the Compensation Committee


                                    OFFICER


                                    /s/ Vincent Hren
                                    -----------------------------------------
                                    Vincent Hren

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